July 30, 1998

Eller Media Company
Orange Country Division
1539 W. Orangewood Ave.
Orange, California  92668


Mr. Fred Rice
Consumer Net Marketplace
1900 Los Angeles Ave. 2nd Floor
Simi Valley, CA 93065

Dear Fred:

The following will outline our conversation of July 28, 1998. Eller Media is interested in discussing a partnership/participation with CNM Network for stock. This partnership would be over and above the current outdoor you are currently purchasing.

Possibly the best way to outline the program would be to relate it to the schedule you are running in Southern California. Your current expenditure is approximately one million dollars. We would sell CNM Network additional space at fifty percent of the negotiated rate you are paying on a space available basis. This remnant space (production not included) would be preemptable. In lieu of cash payment for this space, CNM Network will supply to Eller Media stock in CNM Network.

As you explained you have to declare that amount now prior to your offering. We would take two million dollars in stock (at $2 per share) for the above program. The stock issued to Eller would be kept in an escrow account and released to us as we delivered the space. The space for stock program could be run in any Eller market based on the above formula. I hope this gives you enough information to go ahead. Again, thank you for the business we enjoy from CNM Network. If the above is acceptable to you please sign below and return.

Sincerely,

Signed by Bruce K. Seidel, President of Eller Media Company's Southern California Division.

CC:  Karl Eller
     Paul Thompson


Accepted and signed by Fredrick J. Rice, President of Consumer Net Marketplace, Inc. subject to a more definitive agreement.

                                ELLER MEDIA COMPANY
                      CONTRACT FOR OUTDOOR POSTER ADVERTISING

CONTRACTED FOR AGENCY:               ON BEHALF OF ADVERTISER:

Agency#                              Advertiser #
       ----------------------------                --------------------------
Name                                 Name     Consumer Net Marketplace, Inc.
    -------------------------------        ------------------------------------
Address                              Address  1900 Los Angeles Ave., 2nd Floor
       ----------------------------          ----------------------------------
City/State/Zip                       City/State/Zip Simi Valley, CA  93065
               --------------------                ----------------------------
Contact                              Contact  Mr. Fredrick Rice
       ----------------------------          ----------------------------------
Phone #                              Phone #  (805) 520-7170
       ----------------------------          ----------------------------------
Advertise/Product                    Product  Internet
                 ------------------          ----------------------------------



------------------------------------------------------------------------------------------------------------
  Market Name/             Size     No. of Posters    Term in 4-    Posting   Unit Rate    Rate    Contract
    Location             Showing    --------------   week periods    Dates                per 4-    Total
                                    Illlum     Reg                                        wk Pd.
------------------------------------------------------------------------------------------------------------
 Ventura                 Special                10         6         7/6/98      $350     $3,500    $21,000
 (Transit Panels)


------------------------------------------------------------------------------------------------------------
 DISPLAY COMMENCES                                                   GROSS TOTAL CONTRACT PRICE     $21,000
                   ---------------------------                                                     ---------
                                                                               TOTAL NET AMOUNT
                                                                                                   ---------
                                                                                                    $21,000
                                                                                                   ---------

SPECIAL INSTRUCTIONS:                                                        Terms: Net 30 Days
   Guaranteed override through January 1, 1999



ADDITIONAL CHARGES:



Agency/Advertiser hereby contracts for the outdoor advertising services ("service") described above upon the terms set forth above AND ON THE BACK HEREOF. This contract must be signed by both parties to be effective.

Signed by Fredrick Rice              Signed by Eller Media